Exhibit 10.3

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00180 Contractor Change Number SC0100

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: END FLASH GAS - PIPING TIE-INS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND:

The purpose of the inlet facilities feed gas mixing header is to comingle the feed gas from three different pipelines, namely Valley Crossing Pipeline (VCP), Rio Bravo Pipeline (RBPL) and future Bay Runner (BR).

CHANGE:

1.Feed Gas Mixing Header – Contractor shall include in the Work, a feed gas mixing header downstream of the feed gas pipeline tie-in and directly upstream of the Emergency Shut Down Valves (ESDV’s) to comingle feed gas from three gas pipelines. The mixing header shall have a piping class rating of 600# and shall be sized for a total minimum flowrate of 6.0 BCFD at the inlet pressure defined in Attachment A, Schedule A-2, Section 7.4.3 (Feed Gas Battery Limit Conditions). All required pressure protection for the feed gas mixing header shall be provided by Owner.

The feed gas mixing header will have three tie-in points, one for each feed gas pipeline (VCP, RBPL, and BR) and a tie-in point for a future feed gas header (Train 4, Train 5, and a future potential liquefaction unit and associated facilities) as shown in Attachment 1 to this Change Order. Each tie-in point shall be equipped with double-block-and-bleed, manually-operated butterfly isolation valves. The centerline elevation of the mixing header shall be 113 ft plant datum.

Contractor will share the model location coordinates for the tie-ins and expected movement (e.g. thermal, environmental) for each tie-in for use for upstream piping provided by others. Contractor and Owner’s corresponding stress groups will coordinate to reach an acceptable design. Any impact to the Work requiring changes to the pipe routing and/or valves as a result of adjustments determined by the respective stress groups shall be subject to a separate Change Order.

The feed gas mixing header will be located outside of the levee in the inlet facilities area and shall be supported by piling and associated structural elements as required.

Specific to the Work performed under this Change Order, Contractor may deviate from specific sections of the project documents as follows:

a)Electrical Design Basis (26251-100-3DR-E12F-00001/RG-BL-000-ELE-BOD-00001), Section 11.0 (Lighting), paragraph 11.5 (Normal Lighting illumination levels); no additional lighting fixtures will be added.
b)Attachment A, Schedule A-2, Section 16.3 (Fencing and Security); no additional equipment or infrastructure will be added for closed circuit television, telecommunications, or plant security access.

Any condensation, hydrate formation or other unknown issue due to different feed gas composition and/or condition from different supply pipeline to the mixing header is excluded from this Change Order.

This Change Order does not account for any cost and/or schedule impact as a result of HAZOP review. If, as a result of the HAZOP review, changes (including addition, deletion) are made to the Equipment or the design that impact the

Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such change.

This Change Order does not change the basis of design for the feed gas composition for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

Notwithstanding the requirements of section 6.2A, 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Contractor’s Warranties provided in the Agreement apply to the addition of the feed gas mixing header downstream of the feed gas pipeline tie-in and directly upstream of the Emergency Shut Down Valves (ESDV’s). Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to the target mixing requirements from different feed gas sources and/or gas composition homogeneity at the Train inlet.

Contractor estimates that installation completion of the feed gas header will be in Month [***] (NTP + [***] Months). Contractor will use reasonable efforts to achieve this timeline, however, Owner's obligations under the Agreement's Attachment V (Owner Furnished Items) shall remain unchanged, and regardless of the exception in section 6.8 (a) of the Agreement, Contractor's inability to achieve installation completion of the feed gas header by NTP +[***] Months, including for reasons related to and/or contributed to by late delivery of any of the long lead items (e.g. valves, pipe, fittings, etc.) by Subcontractor, shall not excuse Owner's obligations to provide Owner-Furnished Items within the times required under the Agreement's Attachment V (Owner Furnished Items).

Attachments to support this Change Order:
Attachment 1 – Preliminary Schematic – Feed Gas Mixing Header – Contractor’s Scope

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$571,639,719
3)	The Contract Price prior to this Change Order was	$9,229,919,719
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$7,575,400
7)	The new Contract Price including this Change Order will be	$9,237,495,119

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00180_SC0100 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00180_SC0100 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,103,690 to $72,303,556, an increase of $199,866.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00194 Contractor Change Number SC0110
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: TIE-INS FOR FUTURE CARBON ADSORPTION BEDS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
In the event feed gas contains heavy hydrocarbons, the C10+ components may “freeze” in the Heavies Removal Unit (most likely in the Printed Circuited Heat Exchanger (PCHE) E-1751 A/B). To facilitate future installation of carbon adsorption beds (to reduce the heavy hydrocarbon components before entering the LNG Trains), piping tie-ins and valves are to be added to the feed gas headers.

CHANGE:

1.Feed Gas Header Piping Tie-ins – For each 42”, 600# feed gas header (Line Number 0NG-10002 (for LNG Trains 1, 2, and 3) and Line Number 0NG-10110 (for Trains 4, 5, and 6)), Contractor to perform all Work necessary to install new piping and tie-ins, complete with 42” 600# valves and associated small bore pressure equalization valves (together the “DBB Valves”) in a double block and bleed arrangement as generally depicted in Sketch 1 (Feed Gas Header – Double Block and Bleed Arrangement). The location of the above ground tie- in shall be west of ISBL Train 6 and north of the MOF substation (0SS-8192) within the boundary of the levee and shall be staggered (if possible). Sheet piling shall be installed to protect the levee against foundation failure.

Sketch 1 – Feed Gas Header – Double Block and Bleed Arrangement

[***]

The orientation of the 42” DBB Valves tie-ins should be in the vertical direction. The final arrangement and the orientation of the small ball valves (bleed and equalization valves) is to be determined as part of detailed piping and layout design.

This Change Order does not change the basis of design for the feed gas composition for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

Equipment installed in the main feed gas stream under this Change Order will result in additional pressure drop.
Owner will manage the upstream pressure accordingly.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule
Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$562,987,619
3)	The Contract Price prior to this Change Order was	$9,221,267,619
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$5,372,300
7)	The new Contract Price including this Change Order will be	$9,226,639,919
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

Attachment C (Payment Schedule) resulting from this Change Order EC00194_SC0110 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00194_SC0110 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,876,670 to $72,103,690, an increase of $227,020.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00195 Contractor Change Number SC0114
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: UNIT 17 HOT GAS RECYCLE LINE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
In the event the feed gas contains heavy hydrocarbons (C10+ components) that may “freeze” and result in blockages in sensitive process equipment in the Heavies Removal Unit (Unit 17), most likely in the printed circuited heat exchanger (“PCHE”) E-1751A/B, it may require an unplanned shutdown and reduce availability.

Owner developed a potential solution and requests Contractor to add a hot gas recycle line from the discharge outlet of the recompressor (K-1752) to the inlet of PCHE (E-1751A/B) to provide the ability to intermittently pre-heat the inlet gas to the PCHE such that its pass A outlet temperature exceeds -31 deg F.

CHANGE:
1.Unit 17 Hot Gas Recycle Line – In each of Train 1 and Train 2, Contractor to perform all Work necessary to add a 10” hot gas recycle line, and any necessary valves, instrumentation, logic, etc. to ensure safe operation and maintenance, from the discharge outlet of each recompressor to the inlet of the respective PCHE as shown by the red line in Figure 1 (Hot Gas Recycle Line). Operation of the line will be intermittent based on the differential pressure across the PCHE.

Figure 1- Hot Gas Recycle Line

[***]

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

This Change Order does not account for any cost and/or schedule impact as a result of HAZOP review. If, as a result of the HAZOP review, changes are made (including additions and deletions) to the Equipment or the design that impacts the Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such change.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Contractor’s Warranties provided in the Agreement apply to the addition of the 10” hot gas recycle line and the necessary valves, instrumentation, and logic to safely operate and maintain it. Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to the Facility.

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$579,215,119
3)	The Contract Price prior to this Change Order was	$9,237,495,119
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$5,392,900
7)	The new Contract Price including this Change Order will be	$9,242,888,019
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00195_SC0114 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00195_SC0114 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,303,556 to $72,375,644, an increase of $72,088.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the exceptions herein. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00208 Contractor Change Number SC0118

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: INCREASE GRADE ELEVATION AT INLET FACILITIES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Attachment A, Schedule A-2, Section 7.20 (Design Flood Levels), identifies a flood level for 100-year return Still Water Elevation (SWEL) of EL +9.6’ NAVD88 (+101.1’ Plant Datum).

The current design shows the inlet facilities area will be graded from a Low Point (LP) elevation of +98.6’ Plant Datum (EL +7.1’ NAVD88) to a High Point (HP) elevation of +99.5 Plant Datum (EL+8.0’ NAVD88) (Refer to Attachment 1 and 2). With this grading design, the inlet facilities area is predicted to have standing water ranging from +2.5’ to +1.6’ across the area following a storm event of 100-year return or greater. In such an event, access to the area may be difficult or hazardous to access.

CHANGE:
1.Design Criteria for Civil Sitework (RG-BL-000-CSA-SPC-00013/ 26251-100-3DR-C04-00001) shall be modified to add a new section as follows:

[***]

Contractor estimates that inlet facilities area grading elevation as described in this Change Order will be complete in Month [***] (NTP + [***] Months). Contractor will use reasonable efforts to achieve this timeline, however, Owner's obligations under the Agreement's Attachment V (Owner Furnished Items) shall remain unchanged, and regardless of the exception in section 6.8(a), Contractor's inability to achieve completion of inlet facilities area grading elevation per this Change Order by NTP +[***] Months, including for reasons related to and/or contributed to by Subcontractor, shall not excuse Owner's obligations to provide Owner-Furnished Items within the times required under the Agreement's Attachment V (Owner Furnished Items).

Attachments to support this Change Order: [***]

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$568,359,919
3)	The Contract Price prior to this Change Order was	$9,226,639,919
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,279,800
7)	The new Contract Price including this Change Order will be	$9,229,919,719
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00208_SC0118 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00208_SC0118 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00213 Contractor Change Number SC0121
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 2, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: LONG LEAD VALVES FOR ISBL TRAIN FEED GAS HEATERS – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Through Contractor’s execution of the Change Order EC00173_SC0096 Study – Feed Gas Heat Exchangers, Contractor has determined that certain valves (“Long-Lead Valves”) listed below associated with the ISBL Train Feed Gas Heaters (1E-1106, 2E-1106) will require extended engineering and manufacturing durations resulting in deliveries to Site that may delay their incorporation into the Facility.

CHANGE:
1.Engineering and Procurement of Long-Lead Valves – Contractor shall perform all Work necessary to engineer and specify (including preparation of data sheets for actuated valves and SP Item), procure (including material requisition, purchase, vendor print review and resolution of technical queries with the supplier) and deliver the Equipment as defined in Table 1 – Long-Lead Valves for ISBL Train Feed Gas Heaters.

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$559,726,119
3)	The Contract Price prior to this Change Order was	$9,218,006,119
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,261,500
7)	The new Contract Price including this Change Order will be	$9,221,267,619
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A

* No impact to the Key Dates for engineering and procurement only scope of the Long-Lead Valves is included with this Change Order. However, impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with implementation of the Long-Lead Valves into the Facility.

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00213_SC0121 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00213_SC0121 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,671,404 to
$71,876,670, an increase of $205,266.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below__________~~
 ~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 2, 2025	April 2, 2025
Date of Signing	Date of Signing
CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00182 Contractor Change Number SC0107
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 7, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAVY HYDROCARBONS CONTAMINATION MITIGATION MEASURES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Contractor, as part of Change Order EC00112_SC0077, performed a study to identify design modifications to mitigate potential consequences of heavy hydrocarbons in the feed gas to the Facility. Contractor presented the study findings in RG-BL-100-PRO-STY-00001/26251-100-30R-000-00016 (E-1751A/B/C/D Unexpected Contamination- Mitigation Study), (the “Study”).

To have the ability to mitigate unplanned shutdowns and the consequential reduction of Train availability, specific Inside Battery Limit (ISBL) modifications, as described in the Study, are to be performed.

CHANGE:

In each of Train 1 and Train 2:

1.Piping Modifications - To enable E-1751A/B in situ nitrogen back flow operation and back puffing operation, as described in Section 4.2.2 and Section 4.2.5 of the Study, Contractor shall perform all Work necessary to install a new nitrogen connection located in E-1751 Pass A outlet and a new elbow removable spool at the Pass A outlet. These are further described in P&ID Markup Descriptions No. 2 & No. 5 on P&ID RG-BL-117-PRO- PID-0001/26251-100-M6-1T17-00001 mark-up as provided in Attachment 1 to this Change Order.

2.Sample Point Connections – As described in Section 4.3 of the Study, Contractor shall perform all Work necessary to install new sample points on the main feed gas line and the recovered water line. These are further described in P&ID Markup Description No. 6 on P&ID RG-BL-117-PRO-PID-0001/26251-100-M6-1T17- 00001 mark-up and on P&ID RG-BL-111-PRO-PID-0004/26251-100-M6-1T11-00004 mark-up as provided in Attachment 1 to this Change Order.

3.Spare Natural Gas Dehydrator After Filter (S-1301 B) - To provide adequate filtration during maintenance operations, as described in Section 4.5 of the Study, Contractor shall perform all Work necessary to install a spare Natural Gas Dehydrator After Filter (S-1301 B). This is further described in P&ID Markup Description No. 7 in Attachment 2, the S-1301 Process Data Sheet in Attachment 3, and the Process Flow Diagram mark-up in Attachment 4, to this Change Order.

4.Natural Gas Dehydrator After Filters (S-1301 and S-1301B) - As described in Section 4.5 of the Study, Contractor shall replace the currently specified filter with a 1-micron filter as further described on the S-1301 Process Data Sheet mark-up as provided in Attachment 3 to this Change Order.

5.AGRU Foaming Mitigations – Piping - As described in Section 4.4 of the Study, Contractor shall perform all Work necessary to install skimming nozzle piping from V-1301 and V-1303 to a suitable tie-in location that permits effective drainage to V-1106 AGR Solvent Sump Drum.

6.AGRU Foaming Mitigations – Tie-in Points - As described in Section 4.4 of the Study, Contractor shall install tie-in points, in compliance with the project isolation philosophy (RG-BL-000-PRO-PHL-00001 / 26251-100- 3DI-M04D-T0009), to enable the potential future installation of AGRU foaming mitigation facilities e.g. “Recovered Water Flash Drum followed by carbon filter”. This is further shown in Attachment 5 to this Change Order. As part of the Study, Contractor has included a conceptual pipe routing to a space where two (2) new future vessels (Flash

Drum and Carbon Filter) could be implemented (refer to Section 4.4 and page 52 of 110 of the Study). The work to confirm the adequacy of the routing and space for the vessels has not been completed and does not form part of this Change Order.

This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Contractor’s Warranties provided in the Agreement apply to the Work described in the Change section above. Contractor specifically excludes any Warranties or guarantees that implementation of the piping design modifications as described in item 1 above will have the outcome that Owner intends with respect to mitigating potential consequences of heavy hydrocarbons in the feed gas to the Facility.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments to support this Change Order:
Attachment 1 – P&ID Mark-up - RG-BL-117-PRO-PID-00001/26251-100-M6-1T17-00001 and
P&ID Mark-up - RG-BL-111-PRO-PID-0004/26251-100-M6-1T11-00004
Attachment 2 – P&ID Mark-up - RG-BL-113-PRO-PID-00006/26251-100-M6-1T13-00006
Attachment 3 – S-1301 Process Data Sheet
Attachment 4 – Process Flow Diagram Mark-up
Attachment 5 – PCHE AGRU Foaming Mitigation (Option)

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$584,608,019
3)	The Contract Price prior to this Change Order was	$9,242,888,019
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$8,385,600
7)	The new Contract Price including this Change Order will be	$9,251,273,619
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00182_SC0107 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00182_SC0107 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,375,644 to
$72,525,965, an increase of $150,321.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 7, 2025	April 7, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00206 Contractor Change Number SC0115
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 15, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q4-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q4-2024 are:

1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
1.UAE FABRICATED STRUCTURAL STEEL
2.WIRE AND CABLE (COPPER)
3.CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 - Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$592,993,619
3)	The Contract Price prior to this Change Order was	$9,251,273,619
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(3,232,284)
7)	The new Contract Price including this Change Order will be	$9,248,041,335
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00206_SC0115 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00206_SC0115 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,525,965 to $72,380,848, a decrease of $145,117.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 15, 2025	April 15, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00215 Contractor Change Number SC0108
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: JETTY AREA LIGHTING MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Current lighting design for the jetty walkways, jetty area loading platforms, mooring dolphins (EYM0-01) and the jetty area gangway & fire monitor tower (MHLM-00002) includes green lighting fixtures in accordance with Electrical Design Basis (RG-BL-000-ELE-BOD-00001/26251-100-3DR-E12F-00001), paragraph 11.2.2 which states, “Outdoor lighting, which is visible by migratory birds from above, shall be green colored.” Owner has since determined that the green color of fixtures in the jetty area may have the potential to interfere with water navigation and as such the fixtures need to be exempt from this color requirement as defined in the Electrical Design Basis.

CHANGE:

1.Jetty Area Lighting Modifications – In each of Jetty 1 and Jetty 2, Contractor shall perform all Work necessary to replace the currently designed, green colored lighting fixtures with standard “warm” (range 2700k – 3500k) LED lighting fixtures per revised paragraph 11.2.2.2 of the Electrical Design Basis as described below for the jetty walkways, jetty area loading platforms, mooring dolphins (EYM0-01) and the gangway and the fire monitor tower (MHLM-00002).
2.Electrical Design Basis (RG-BL-000-ELE-BOD-00001/26251-100-3DR-E12F-00001), Section 11.2.2.1 shall be modified as indicated in the red-line mark-up below:

[***]

3.Electrical Design Basis (RG-BL-000-ELE-BOD-00001/26251-100-3DR-E12F-00001), Section 11.2.2.2 shall be modified as indicated in the red-line mark-up below:

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$591,809,335
3)	The Contract Price prior to this Change Order was	$9,250,089,335
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$61,200
7)	The new Contract Price including this Change Order will be	$9,250,150,535
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00215_SC0108 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00215_SC0108 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 29, 2025	April 29, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00219 Contractor Change Number SC0124
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: SECOND AIR COMPRESSOR ON ESSENTIAL POWER BUS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
The essential power supply system is designed to supply power to N air compressor. No redundancy is provided. For three trains, one air compressor will be supplied from the essential power system. For five trains, two air compressors will be supplied from the essential power system.

A reliable supply of instrument air during emergencies and/or black-out conditions is critical to allow facility operations to maintain control of the facility. The facility HAZOP identified a significant safety risk associated with the loss of instrument air due to unavailability of one of the air compressors. Facility blowdown valves are fail-open on loss of instrument air. Uncontrolled emergency blowdown can result in blowdown rates which exceed the design capacity of the ground flares.

To address instrument air availability concerns during emergency and/or black-out conditions, an air compressor that is currently connected to a normal electrical supply system will now be connected to the essential power supply system. The fused contactor originally purposed for this air compressor will become an equipped spare.

In addition to changing the source for the air compressor, low voltage motor control center vertical sections will be installed on the Essential MCC in the BOG substation to avoid shutdowns of the operating plant.

For a five train facility, the modifications shall allow for N+1 air compressors to be supplied from the essential power supply system. In the event of general power failure, N air compressors will be operating.

CHANGE:
1.Essential Diesel Generator Substation (0SS-8005) – Contractor shall perform all Work to install the following Equipment including associated floor penetrations and arc ducts and all necessary power cables, control cables, terminations and raceways.

a.One (1) new 4.16kV, 400 amp, fused contactor in a stand-alone NEMA 12 enclosure

b.One (1) new 4.16kV, 1200 amp circuit breaker installed into an empty space in switchgear lineup 0SGE- 719-401 (to maintain the sparing philosophy in the Electrical Design Basis)

2.Boil Off Gas Substation (0SS-8076) – Contractor shall perform all Work to add two vertical sections to the essential motor control center (0MCC-849-501) including associated floor penetrations.

3.Attachment A, Schedule A-2, Section 9.7 – Plant and Instrument Air System (Unit 66), paragraph 4 – shall be modified as indicated in the red-line mark-up below

[***]

4.Utility Design Basis – Unit 66 (26251-100-3DR-V04-66001 / RG-BL-066-PRO-DES-00001), Section 3.2 –Unit Description, paragraph 4 – shall be modified as indicated in the red-line mark-up below:

[***]

5.Utility Design Basis – Unit 66 (26251-100-3DR-V04-66001 / RG-BL-066-PRO-DES-00001), Section 6.1 –
Air Compressor Packages, K-6601A/B/C/D, paragraph 1 – shall be modified as indicated in the red-line mark-
up below:

[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$589,761,335
3)	The Contract Price prior to this Change Order was	$9,248,041,335
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$2,048,000
7)	The new Contract Price including this Change Order will be	$9,250,089,335
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00219_SC0124 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00219_SC0124 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: Yes, as reflected under change item #3 above.

Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,380,848 to
$72,388,963, an increase of $8,115.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 29, 2025	April 29, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00212 Contractor Change Number SC0120
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 6, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: MAINTENANCE WORKSHOP - DESIGN MODIFICATIONS FOR JIB CRANES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Owner has engaged a consultant to assist in the design of a fit-for-purpose Maintenance Workshop (A-7003). The consultant has developed equipment layouts (fixed and mobile), utility locations, utility lists, etc. and identified the need for two jib cranes which are to be procured and installed by Owner. Foundation design and anchoring for the jib cranes are not currently in the Contractor’s scope.

CHANGE:

Jib Crane Foundations and Electrical Service Drops - Contractor shall perform all Work necessary to engineer, procure, and install foundations and anchor bolts and electrical service drops for one (1), two-ton capacity jib crane, model no. J-904B-180-W18B and one (1) two-ton capacity jib crane, model no. J-904-140-W12B as shown in Attachment 1 (Jib

Crane Installation Drawings) to this Change Order. The jib cranes foundations to be pile supported foundations instead of the mass/gravity type foundations shown in Attachment 1.

The jib cranes shall be located in the areas generally depicted in Attachment 2 (Workshop Building – A-7003 Equipment Detailed Layout).

Attachments to support this Change Order:
Attachment 1 – Jib Crane Installation Drawings
Attachment 2 – Workshop Building – A-7003 Equipment Detailed Layout

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$591,870,535
3)	The Contract Price prior to this Change Order was	$9,250,150,535
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$217,000
7)	The new Contract Price including this Change Order will be	$9,250,367,535
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00212_SC0120 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00212_SC0120 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement:

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 6, 2025	May 6, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00233 Contractor Change Number SC0129
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 09, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PURCHASE OF GAS TURBINE TRANSITION PIECES
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
To provide additional flexibility in management of varying levels of Nitrogen in the feed-gas, additional transition pieces for the Gas Turbines are to be procured. [***]

Owner wishes to secure these transition pieces for each of the gas turbines.

CHANGE:

Procurement of Combustion Turbine Transition Pieces

Contractor to perform all Work necessary to procure four (4) sets (40 pieces) of 7ppm Ultra-Low-NOx (ULN)
Transition Pieces (Baker Hughes part number 144E7357G024) suitable for the following units. No performance guarantee of such parts is included or implied in this Change Order.

[***]

The following provisions shall apply:

•In the event Owner terminates this Change Order on, or before, June 30, 2025, forty percent (40%) of the Change Order value shall be due and payable to Contractor. In the event Owner terminates this Change Order after June 30, 2025, the full value of the Change Order shall be due and payable to Contractor.

•These transition pieces shall not be subject to the Defect Correction Period as defined in the Agreement, Article 1 (Definitions). The warranty for the transition pieces shall expire (i) [***] months from delivery (ex-works) or (ii) [***] months from the first use, whichever occurs first.

•This Change Order does not change the basis of design for the feed gas composition for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

•This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility

Note:
The cost of delivering the transition pieces from Baker Hughes shop to Site is excluded from this Change Order as delivery plans (e.g. ocean freight vs airfreight) and shipping weights / dimensions are not confirmed at this time. Contractor shall include such logistics costs in a separate Change Order.

Attachments to support this Change Order:
N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$592,087,535
3)	The Contract Price prior to this Change Order was	$9,250,367,535
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$6,514,500
7)	The new Contract Price including this Change Order will be	$9,256,882,035
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)
The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A

* No impact to the Key Dates for procurement only scope of the transition pieces is included with this Change Order.
However, the impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with installation of the transition pieces into the Facility.

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00233_SC0129 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00233_SC0129 will be incorporated in Change Order EC00217_SC0123 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
~~[B] Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 9, 2025	May 9, 2025
Date of Signing	Date of Signing

CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00217 Contractor Change Number SC0123
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 23, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q2 2025 CHANGE ORDERS

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00217_SC0123.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – [***]

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – [***]

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$598,602,035
3)	The Contract Price prior to this Change Order was	$9,256,882,035
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,256,882,035

Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 23, 2025	May 23, 2025
Date of Signing	Date of Signing
CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00199 Contractor Change Number SC0131
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 28, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ISBL FEED GAS HEATER – INCORPORATION INTO FACILITY
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Delivery of the feed gas may arrive at the Facility battery limit at a temperature that is less than the operating minimum defined in Attachment A, Schedule A-2 (Basis of Design). To increase the temperature of the feed gas as needed, a feed gas/ hot oil heat exchanger will be required on the feed gas line of each LNG Train upstream of the H2S Scavenger/ Hg Adsorbers (C-1104A/B).

Heat exchangers (1E-1106 and 2E-1106) procured under Change Order EC00197_SC0112 and certain control valves procured under Change Order EC00213_SC0121 are to be incorporated into the Facility under this Change Order EC00199_SC0131. The exchangers are designed to utilize hot oil (Therminol 66) from the Train hot oil distribution system to increase the feed gas temperature. Performance of the heat exchanger is dependent upon the available excess hot oil duty within the existing hot oil system.

CHANGE:
1.ISBL Train Feed Gas Heaters (1E-1106, 2E-1106) – Contractor shall perform all Work necessary to install and incorporate fully functional ISBL Feed Gas Heaters 1E-1106 and 2E-1106 into Unit 11 (Acid Gas Removal Unit) of Train 1 and Train 2 respectively. The heaters shall be installed as generally depicted in the redline mark-ups provided in Attachment 1 (Process Flow Diagrams – Redline Mark-ups) to this Change Order.

Each heater shall be equipped with proper bypass and isolation for maintenance. The Work shall include, but not be limited to, piling, foundations, piping, piping fittings and components, vents, drains, control valves, isolation valves, relief valves, instrumentation, control systems, commissioning, operator and maintenance training.

2.Process Design Basis Unit 11 – Inlet Area (H2S Scavenger / Hg Adsorber) and Acid Gas Removal (RG- BL-011-PRO-DES-00001/26251-100-3DR-V04-11001)

a.Section 3.2 (Unit Description); paragraph 7 shall be modified as provided in the red-line mark-up below:
[***]

b.Section 6.3 (Heat Exchangers) shall be modified to add Section 6.3.4 (Feed Gas Heater, E-1106) as provided in the red-line mark-up below
[***]

c.Section 6.9 Design Margin; Table 4: Design Margin shall be modified to insert the added Equipment into Table 4 and add clarifying note as provided in the redline mark-up below:
[***]

3.Utility Design Basis Unit 41 – Heating Medium (RG-BL-041-PRO-DES-00001/26251-100-3DR-V04- 41001)

a.Section 3.2 (Unit Description); paragraph 1 shall be modified as provided in the red-line mark-up below:

[***]

b.Section 3.2 (Unit Description); paragraph 5 shall be modified as provided in the red-line mark-up below:
[***]

c.Section 5.1 (Design Case); paragraph 1 shall be modified as provided in the red-line mark-up below:

[***]

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility

Contractor’s Warranties provided in the Agreement apply to the Work necessary to install and incorporate ISBL Feed Gas Heaters 1E-1106 and 2E-1106 into Unit 11 (Acid Gas Removal Unit). Contractor specifically excludes any Warranties or guarantees that implementation of these ISBL Feed Gas Heaters into the Facility will have the outcome that Owner intends with respect to increasing the temperature of the feed gas to the Facility.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the Commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

This Change Order does not account for any cost and/or schedule impact as a result of a future HAZOP review. If as a result of a future HAZOP review, changes (including addition/deletion) are made to the Equipment or design that impact the Contract Price and/or Key Dates, Contractor shall be entitled to a separate Change Order for those items affected by such a change.

In the event Feed Gas Heater E-1106 is in service during the Performance Tests, the feed gas pressure to the Train shall be increased by an amount equal to the calculated pressure drop through the Feed Gas Heater circuit, not to exceed the maximum inlet pressure per the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility. Alternatively, a mutually acceptable correction factor shall be applied to correct for the pressure drop through the Feed Gas Heater circuit.

The Work implemented under this Change Order will result in reduction to certain margins within the existing Train design. This includes, but is not limited to:
a.Reduction in V-4101 expansion volume factor due to increased hot oil inventory
b.Reduction in instrument air system margins due to addition of instrument air users

This Change Order excludes changes to restore margins eroded by this change. Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, should it be determined, in Contractor’s reasonable opinion, that the cumulative impacts of Change Orders result in a material reduction of those margins, then Owner and Contractor shall mutually determine to execute either a technical deviation for such reduction in margin or a separate Change Order to restore such margins.

Pursuant to Section 4.2 of the Emergency Shutdown and Depressuring Philosophy (26251-100-3DR-M04- 00002 / RG-BL-000-PRO-PHL-00002) and specific to the total depressuring load through BDV-131006 and BDV-131248, Owner will allow the depressuring time for the warm section of the train to exceed 15 minutes but in no case shall the depressuring time exceed the base requirements of API 521 Sixth Edition (2014).

Attachments to support this Change Order:
Attachment 1 – Process Flow Diagrams – Redline Mark-ups

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$598,602,035
3)	The Contract Price prior to this Change Order was	$9,256,882,035
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$36,734,300
7)	The new Contract Price including this Change Order will be	$9,293,616,335

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00199_SC0131 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00199_SC0131 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,388,963 to 72,819,213, an increase of $430,250.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 28, 2025	May 28, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00228 Contractor Change Number SC0135
OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 15, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: GAS TURBINE DRIVERS – COMBUSTION TESTING OF HIGH N2 FUEL GAS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Contractor has performed an investigation of higher-than-design nitrogen mole percent in the feed gas (“Study”) to determine the impact on the current design and operation of the Facility. [***]

Table 1 – Fuel Gas Nitrogen Content

[***]

To understand the capabilities of the gas turbine drivers when consuming high nitrogen fuel, testing the combustion system in the lab/test-bed is required. The objective is to identify the maximum nitrogen concentration in the fuel until flame-out/loss of combustion occurs and determine if potential changes in operation/combustion modes will achieve combustion stability at higher nitrogen concentrations.

CHANGE:

1.High Nitrogen Fuel Gas Capability Testing – Modified Transition Pieces [***] – Contractor to perform all Work necessary to perform laboratory testing to define the capability of the gas turbine 7E units with the current combustion configuration (DLN + ULN with modified transition pieces and fuel controls) to burn fuel gas with a range of N2 content [***]. Testing will be executed in single can configuration with hardware design similar to the one that is installed on the Facility’s machines. Testing will evaluate the capability of the modified combustion system to burn fuel having the range of high nitrogen fuel gas while maintaining emissions compliance.

The capability testing scope shall be Baker Hughes standard testing scope at different ambient conditions and fuel gas compositions as follows:
A.Test Points:
1)Fuel-Gas Composition sweeps (N2 gas percentages from 0% up until flame-out/loss-of-combustion occurs)
i.At cold day ambient conditions
ii.At ISO-day ambient conditions
iii.At hot day ambient conditions
2)Tested combustion modes may include Premix, Lean-Lean, Primary Mode, and Extended Lean- Lean
3)Part-Load test-points may be included (depending on combustion modes that are assessed)

B.Data Collection for each test:
1)Emissions measurements
2)Exit profile temperature measurements
C.Schedule:
Testing to occur at the end of August 2025.
D.Post-Test:
Post-test engineering data analysis and combustion profile risk impact on hot gas path (“HGP”) parts.
E.Laboratory Test Report
Contractor shall provide a final laboratory test report within twelve (12) weeks after completion of the laboratory test.
2.High Nitrogen Fuel Gas Capability Testing – Current Transition Pieces [***] – Contractor to perform all Work necessary to perform laboratory testing to define the capability of the gas turbine 7E units with the current combustion configuration (DLN + ULN with current transition pieces and fuel controls) to burn fuel gas with a range of N2 content [***]. Testing will be executed in single can configuration with hardware design similar to the one that is installed on the Facility’s machines. Testing will evaluate the capability of the current combustion system to burn fuel having the range of high nitrogen fuel gas while maintaining emissions compliance.

The capability testing scope shall be Baker Hughes standard testing scope at different ambient conditions and fuel gas compositions as follows:

A.Test Points:
1)Fuel-Gas Composition sweeps (N2 gas percentages from 0% up until flame-out/loss-of-combustion occurs)
i.At cold day ambient conditions
ii.At ISO-day ambient conditions
iii.At hot day ambient conditions
2)Tested combustion modes may include Premix, Lean-Lean, Primary Mode, and Extended Lean- Lean
3)Part-Load test-points may be included (depending on combustion modes that are assessed)
B.Data Collection for each test:
1)Emissions measurements
2)Exit profile temperature measurements
C.Schedule:

Testing to occur at the end of November 2025.
A.Post-Test:
Post-test engineering data analysis and combustion profile risk impact on HGP parts.
A.Laboratory Test Report
Contractor shall provide a final laboratory test report within twelve (12) weeks after completion of the laboratory test.
This Change Order does not change the basis of design for the feed gas composition for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, 7.4.1 Table 3: Feed Gas Composition.

Costs for refurbishing the spare transition piece used during the capability testing ([***]) shall be subject to a separate Change Order.

Contractor shall provide reasonable support to Subcontractor to maintain the schedule dates indicated in 1.C., 1.E., 2.C., and 2.E. above but shall not be responsible, if through no fault of Contractor, if the dates are not achieved. In the event the schedule dates are delayed, Owner and Contractor shall mutually agree to a revised testing schedule.

Attachments to support this Change Order:

Attachment 1 - Fuel Gas Composition at the Inlet of Gas Turbine

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$635,336,335
3)	The Contract Price prior to this Change Order was	$9,293,616,335
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,545,000
7)	The new Contract Price including this Change Order will be	$9,297,161,335
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00228_SC0135 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00228_SC0135 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 15, 2025	June 15, 2025
Date of Signing	Date of Signing

CHANGE ORDER

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00226 Contractor Change Number SC0126

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 25, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PRESSURE CONTROL VALVES AT TRAIN INLET – ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Attachment A, Schedule A-2, Section 7.4.3 defines the pressure of the feed gas at the Facility battery limit as shown in the excerpt from Table 5 (Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility) below. This narrow range requires accurate pressure control to avoid frequent trips of the Trains.

[***]

Feed gas pressure and flow rate are controlled by the pipeline entities at the M&R skids, upstream of the battery limit to the Facility and fluctuations and upsets (e.g. pipeline packing conditions/ train trips) can result in significant pressure variation at the LNG train inlet as well as potentially resulting in production impacts (e.g. trips, upset conditions). The Facility does not have direct control of, or input to, the pipeline pressure and flow control systems.

Each LNG train is fitted with an HV butterfly valve for balancing flow rate of the feed gas header and minimum pressure drop to the Train. This valve has limited capabilities to perform pressure control at the Train inlet and is not intended to perform as such. Production variations or upset conditions in the Trains may affect the feed gas header conditions and affect stable operations across the Facility.

To support the overall pressure management, pressure control valves are to be added at each LNG train inlet.

CHANGE:
1.Pressure Control Valves – In each of Train 1 and Train 2, Contractor shall perform all Work necessary to procure and deliver a) a globe-type, pressure control valve PV-111004 that can be installed in place of the HV butterfly valve HV-111003, and b) pressure transmitter and cable required to incorporate the valves into each Train. The valves shall be based on the data sheet provided in Attachment 1 (Control Valve Data Sheet, 05/29/2025 (Rev. 7)) to this Change Order.
2.Piping – In Train 1, Contractor shall perform all Work necessary to engineer, procure, and deliver piping spool pieces to allow for installation of existing 1HV-111003 to support start-up activities for Train 1 in the event the delivery of the globe-type pressure-control valve does not support Contractor’s commissioning schedule.

This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

Contractor’s Warranties provided in the Agreement apply to the Work necessary to procure, install and incorporate the requested globe control valves 1PV-111004 and 2PV-111004 into Unit 11 (Acid Gas Removal Unit) in place of existing butterfly valves 1HV-111003 and 2HV-111003. Contractor specifically excludes any Warranties or guarantees that implementation of these control valves into the Facility will have the outcome that Owner intends with respect to controlling pressure of the feed gas to the Facility.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

In the event globe control valve(s) is in service during the Performance Tests, the feed gas pressure to the Train shall be increased by an amount equal to the calculated pressure drop not to exceed the maximum inlet pressure per the basis of design for the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility; alternatively, a mutually acceptable correction factor shall be applied to correct the pressure drop.

Attachments to support this Change Order:

Attachment 1 - Control Valve Data Sheet, 05/29/2025 (Rev. 7)

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$640,193,935
3)	The Contract Price prior to this Change Order was	$9,298,473,935
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,291,100
7)	The new Contract Price including this Change Order will be	$9,299,765,035

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00226_SC0126 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00226_SC0126 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,831,339 to
$72,843,512 an increase of $12,173.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 25, 2025	June 25, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00231 Contractor Change Number SC0127

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 25, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: INSTALLED SPARE PSV’s FOR REFRIGERATION COMPRESSORS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

49CFR193 requires pressure relief valves to be inspected and tested once each calendar year, not exceeding 15 months. Consistent with the Project Sparing Philosophy, installed spare relief valves are provided throughout the Facility to allow for required testing to be performed without impacting production. The Project Sparing Philosophy is not applicable to the BHGE scope of work per PFC196, and therefore, the refrigeration compressors are not provided with an installed spare PSV’s on the secondary seal gas systems.

CHANGE

Spare Relief Valves – For each compressor string in each of Train 1 and Train 2, Contractor shall perform all Work necessary to engineer, procure and install two (2) new relief valves (PSV-147474A and PSV-147474B) to replace existing relief valve (PSV-147474), including all necessary piping, isolation valves, supports, structural steel/grating to incorporate the valves into the Facility. The relief valves will be located off of the seal gas panel on an existing platform for maintenance access.

Notwithstanding the requirements of section 6.2A, section 6.4 and section 6.8(b) of the Agreement and subject to the requirements of section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

Attachments: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$638,881,335
3)	The Contract Price prior to this Change Order was	$9,297,161,335
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,312,600
7)	The new Contract Price including this Change Order will be	$9,298,473,935
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00231_SC0127 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00231_SC0127 will be incorporated in Change Order EC00238_SC0134 to be executed in 2Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $72,819,213 to
$72,831,339 an increase of $12,126.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to the exceptions herein. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change subject to the below. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 25, 2025	June 25, 2025
Date of Signing	Date of Signing